CPG Vintage Access Fund II, LLC
Schedule of Investments
June 30, 2020 (Unaudited)

Investment Funds - 120.46%	Geographic Region	Cost	Fair Value
Adams Street - PE Co-Inv (SI) Fund L.P. [a,b]	Global	$288,000	$243,000
Cowen Healthcare Investments III, L.P.[a]	North America	5,259,521	5,930,475
CVC Credit Partners Global Special Situations Fund IIa,b	North America	7,200,000	6,661,379
Elliott Intermediate Co-Investment II L.P.[a,b]	North America	10,041,781	9,037,966
EW Healthcare Partners Fund 2, L.P.[a,b]	North America	5,049,488	6,974,806
HarbourVest Partners Co-Investment Fund V L.P.[a,b]	North America	7,020,554	6,878,779
KKR Next Generation Technology Growth Fund IIa,b	North America	2,396,098	2,574,649
Medalist Partners Opportunity Fund II Offshore Feeder, L.P.[a]	North America	11,566,158	11,685,681
NB Select Opportunities Fund II LP [a]	North America	12,600,000	12,679,678
North Haven Private Equity Asia V, L.P.[a]	Asia/Pacific	2,993,716	2,496,568
Oaktree Special Situations Fund II, L.P.[a,b]	North America	1,665,306	1,903,253
The Varde Fund XIII (A) (Feeder), L.P.[a,b]	Global	10,055,236	10,320,393
Total Investment Funds		$76,135,858	77,386,627

Total Investments - 120.46%			77,386,627
Liabilities in excess of other assets - (20.46%)			(13,142,831)
Net Assets - 100%			$64,243,796

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.
[b]	Non-income producing security.

The following is a summary of significant accounting policies followed by the CPG Vintage Access Fund II, LLC (the “Fund”) in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value as a practical expedient.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The net asset value (“NAV”) of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Fund’s Board of Directors (the “Board”). The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $77,386,627 that are excluded from the fair value hierarchy as of June 30, 2020 in accordance with ASU 2015-07.